UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION RE QUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12
ALPS SERIES TRUST
(Name of Registrant as Specified in Its Charter)
___________________________________
(Name of Person Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	(1)	Title of each class of securities to whom transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
[ ]	Fee paid previously with preliminary materials.
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

ALPS Series Trust

Beacon Accelerated Return Strategy Fund

Beacon Planned Return Strategy Fund

Carret Kansas Tax-Exempt Bond Fund

Clarkston Founders Fund

Clarkston Fund

Clarkston Partners Fund

DDJ Opportunistic High Yield Fund

Seven Canyons Strategic Income Fund

Seven Canyons World Innovators Fund

Dear Shareholder:

You are receiving this notice because you are a shareholder in one or more of the funds listed above (the “Funds”), each of which is a series of ALPS Series Trust (the “Trust”). Your Fund’s Board of Trustees is requesting your vote on a proposal regarding the Trust that will be presented to shareholders at a Special Meeting of Shareholders to be held April 12, 2021 (the “Meeting”). We encourage you to read the Questions and Answers section at the beginning of the enclosed Proxy Statement as well as the entire Proxy Statement, which describes the proposal to be presented at the Meeting. At the Meeting, shareholders of all Funds will be asked to elect two Trustees to serve on the Board of Trustees until their resignation, retirement, death or removal or until their respective successors are duly elected and qualified (the “Proposal”).

Your vote is important to us. Please take a few minutes to review the enclosed proxy statement and complete, sign, date and return the enclosed proxy card(s), or vote your shares by Internet or telephone, as described on the enclosed proxy card(s), unless you plan to attend the Meeting. Your Fund’s Board of Trustees has unanimously approved the Proposal and urges you to vote “FOR” the election of each Trustee nominee in the Proposal.

If you have any questions about the Proposal, please call our proxy solicitor, Di Costa Partners, LLC, at (833) 288-9331.

Thank you for your response and we look forward to preserving your trust as a valued shareholder over the long-term.

Sincerely,

/s/ Ward D. Armstrong
Ward D. Armstrong
Chairman of the Board of Trustees of ALPS Series Trust

ALPS Series Trust

Beacon Accelerated Return Strategy Fund

Beacon Planned Return Strategy Fund

Carret Kansas Tax-Exempt Bond Fund

Clarkston Founders Fund

Clarkston Fund

Clarkston Partners Fund

DDJ Opportunistic High Yield Fund

Seven Canyons Strategic Income Fund

Seven Canyons World Innovators Fund

1290 Broadway, Suite 1000

Denver, Colorado 80203

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on April 12, 2021

Notice is hereby given that a Special Meeting of Shareholders of the ALPS Series Trust (the “Trust,” each separate series thereof, a “Fund”) will be held via audio teleconference, on April 12, 2021 at 3:00 p.m. Mountain Time (together with any adjournments or postponements thereof, the “Meeting”). The Meeting is being held for the following purposes:

1.       To elect two Trustees to serve on the Board of Trustees until their resignation, retirement, death or removal or until their respective successors are duly elected and qualified (the “Proposal”).

2.       To transact such other business as may properly come before the Meeting or any adjournments, postponements or delays thereof.

Shareholders of all Funds will vote together on the Proposal.

THE BOARD OF TRUSTEES (THE “BOARD”) OF THE FUNDS, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH TRUSTEE NOMINEE IDENTIFIED IN THE PROPOSAL.

The Board has fixed the close of business on March 1, 2021, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting.

Shareholders who do not expect to attend the Meeting are urged to complete, sign and date the enclosed proxy card(s) and return it in the enclosed addressed envelope, which needs no postage if mailed in the United States, or to take advantage of the Internet or telephonic voting procedures described on the enclosed proxy card(s). Prompt return of the enclosed proxy card(s) (or voting by Internet or telephone) will help your Fund(s) avoid the expenses of additional solicitations. If you wish to attend the Meeting and vote your shares in person at that time, you will still be able to do so.

By order of the Board of Trustees,

/s/ Vilma DeVooght
Vilma DeVooght
Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SHAREHOLDER MEETING TO BE HELD ON April 12, 2021.

The Chairman’s Letter, Notice of Special Meeting of Shareholders, Proxy Statement and Form of Proxy for the Meeting are available at (833) 288-9331. Each Fund provides annual and semi-annual reports to its shareholders that highlight relevant information, including investment results and a review of portfolio changes. Additional copies of each Fund’s most recent annual report and any more recent semi-annual report are available, without charge, by calling a Fund, visiting a Fund’s website, or by writing to a Fund at:

Fund	Phone Number	Website	Address
Beacon Accelerated Return Strategy Fund	1-844-894-9222	www.beacontrust.com	P.O. Box 1920 Denver, CO 80201
Beacon Planned Return Strategy Fund	1-844-894-9222	www.beacontrust.com	P.O. Box 1920 Denver, CO 80201
Carret Kansas Tax-Exempt Bond Fund	1-888-266-8787	www.carret.com	P.O. Box 1920 Denver, CO 80201
Clarkston Founders Fund	1-844-680-6562	www.clarkstonfunds.com	P.O. Box 1920 Denver, CO 80201
Clarkston Fund	1-844-680-6562	www.clarkstonfunds.com	P.O. Box 1920 Denver, CO 80201
Clarkston Partners Fund	1-844-680-6562	www.clarkstonfunds.com	P.O. Box 1920 Denver, CO 80201
DDJ Opportunistic High Yield Fund	1-844-363-4898	www.ddjfunds.com	P.O. Box 1920 Denver, CO 80201
Seven Canyons Strategic Income Fund	1-833-722-6966	www.sevencanyonsadvisors.com	P.O. Box 1920 Denver, CO 80201
Seven Canyons World Innovators Fund	1-833-722-6966	www.sevencanyonsadvisors.com	P.O. Box 1920 Denver, CO 80201

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expenses involved in validating your vote if you fail to sign your proxy card properly.

(1) Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

(2) Joint Accounts: Either party may sign, but the name of the signing party should conform exactly to the name shown in the registration on the proxy card.

(3) Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts

(1) ABC Corp.	ABC Corp.

(2) ABC Corp.	John Doe, Treasurer

(3) ABC Corp. c/o John Doe, Treasurer	John Doe

(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1) ABC Trust	Jane B. Doe, Trustee

(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith

(2) Estate of John B. Smith	John B. Smith, Jr., Executor

March 12, 2021

ALPS Series Trust

Beacon Accelerated Return Strategy Fund

Beacon Planned Return Strategy Fund

Carret Kansas Tax-Exempt Bond Fund

Clarkston Founders Fund

Clarkston Fund

Clarkston Partners Fund

DDJ Opportunistic High Yield Fund

Seven Canyons Strategic Income Fund

Seven Canyons World Innovators Fund

1290 Broadway, Suite 1000

Denver, Colorado 80202

SPECIAL MEETING OF SHAREHOLDERS

To be held on April 12, 2021

PROXY STATEMENT

INTRODUCTION

This is a Proxy Statement for the above listed funds (each, a “Fund” and collectively, the “Funds”), each of which is a series of the ALPS Series Trust (the “Trust”). Proxies for a Special Meeting of Shareholders of each Fund are being solicited by the Board of Trustees (the “Board,” “Board of Trustees” or the “Trustees”) of the Trust to approve a proposal that has already been approved by the Board.

The special meeting will be held via audio teleconference, on April 12, 2021 at 3:00 p.m. Mountain Time (together with any adjournments or postponements thereof, the “Meeting”).

Due to the coronavirus outbreak (COVID-19) and to support the health and well-being of our shareholders, employees and community, the Meeting will be conducted exclusively via audio teleconference. Any shareholder, who owned shares of a Fund as of March 1, 2021 (the “Record Date”), wishing to participate in the Meeting telephonically may do so by emailing the Funds’ proxy solicitor, Di Costa Partners LLC (“DCP”) at meetinginfo@dicostapartners.com no later than 2:00 p.m., Eastern Time on April 5, 2021 to register. Detailed registration instructions are set forth below. If you have any questions prior to the Meeting, please call DCP toll-free at (833) 288-9331.

To participate in the Meeting:

If you were a shareholder of record of a Fund as of the Record Date and would like to participate in the Meeting, please e-mail DCP at meetinginfo@dicostapartners.com no later than 2:00 p.m., Eastern Time on April 5, 2021 to register. Please include the relevant Fund’s name in the subject line of the e-mail and provide your name, address and proof of ownership as of the Record Date from the intermediary through which you hold shares, such as a broker-dealer. Please be aware that if you wish to vote at the Meeting, you must first obtain a legal proxy from your intermediary reflecting the relevant Fund’s name, the number of Fund shares you held as of the Record Date and your name and e-mail address. You may forward an e-mail from your intermediary containing the legal proxy or e-mail an image of the legal proxy to meetinginfo@dicostapartners.com and put “Legal Proxy” in the subject line. DCP will then e-mail you the dial-in information and instructions for participating in and voting during the Meeting. The dial-in information will be active for the date and time of the Meeting only. If you have any questions prior to the Meeting, please call DCP toll-free at (833) 288-9331. Your vote is extremely important, so please read the enclosed Proxy Statement carefully and submit your vote. If you have any questions about the proposal, please call DCP toll-free at (833) 288-9331. Thank you for your response and for your continued investment in the Funds.

Solicitation of Proxies

The solicitation of proxies for use at the Meeting is being made primarily by the Funds via the mailing on or about March 12, 2021 of the Notice of Special Meeting of Shareholders, this Proxy Statement and the accompanying proxy card. Supplementary solicitations may be made by mail or telephone (i) by officers and Trustees of the Funds, (ii) by officers, employees and agents of the Funds’ administrator, ALPS Fund Services, Inc. (“ALPS”), and/or its affiliates, and (iii) by officers, employees and agents of the relevant Fund’s investment advisers and/or its affiliates. The Funds and their respective investment advisers (each, an “Adviser” and collectively, the “Advisers”) are described in the table below.

Fund	Investment Adviser
Beacon Accelerated Return Strategy Fund Beacon Planned Return Strategy Fund	Beacon Investment Advisory Services, Inc.
Carret Kansas Tax-Exempt Bond Fund	Carret Asset Management, LLC
Clarkston Partners Fund Clarkston Fund Clarkston Founders Fund	Clarkston Capital Partners, LLC
DDJ Opportunistic High Yield Fund	DDJ Capital Management, LLC
Seven Canyons Strategic Income Fund Seven Canyons World Innovators Fund	Seven Canyons Advisers, LLC

Authorization to execute proxies may be obtained from Shareholders through instructions transmitted by telephone, facsimile, electronic mail or other electronic means.

At the Meeting, shareholders of all Funds will be asked:

1.       To elect two Trustees to serve on the Board of Trustees until their resignation, retirement, death or removal or until their respective successors are duly elected and qualified (the “Proposal”).

2.       To transact such other business as may properly come before the Meeting or any adjournments, postponements or delays thereof.

The Board of Trustees has set the close of business on March 1, 2021 as the record date (“Record Date”), and only Shareholders of record on the Record Date will be entitled to vote on the Proposal at the Meeting or any postponements or adjournments thereto. The vote for the Proposal will be at the Trust level, meaning that the Shareholders of all classes of all Funds will vote together.

As of the Record Date, the following numbers of Shares were outstanding and entitled to be voted with respect to each Fund:

Fund	Number of Shares
Beacon Accelerated Return Strategy Fund	10,465,359.995
Beacon Planned Return Strategy Fund	31,816,408.176
Carret Kansas Tax-Exempt Bond Fund	17,441,078.823
Clarkston Founders Fund	21,994,841.501
Clarkston Fund	4,946,133.920
Clarkston Partners Fund	92,616,793.278
DDJ Opportunistic High Yield Fund	22,347,266.217
Seven Canyons Strategic Income Fund	2,182,379.542
Seven Canyons World Innovators Fund	9,901,583.633

You should read the entire Proxy Statement before voting. If you have any questions, please call DCP toll-free at 1-833-288-9331. The Proxy Statement, Notice of Special Meeting and the proxy card(s) are first being mailed to shareholders on or about March 12, 2021.

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be Held on April 12, 2021 or any Postponement or Adjournment Thereof.

This Notice and Proxy Statement are available on the internet at www.eproxyaccess.com/alps2021 . On this website, you will be able to access this Notice, the Proxy Statement, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to Shareholders. To request a copy of this Notice, the Proxy Statement or a Form of Proxy please call 1-833-288-9331. You may also call for information on how to obtain directions to be able to attend the Meeting. Copies of the Fund’s annual report have previously been mailed to Shareholders. This Proxy Statement should be read in conjunction with a Fund’s annual report. You may request a copy of the annual report by calling a Fund, by visiting a Fund’s website, or by writing to a Fund at:

Fund	Phone Number	Website	Address
Beacon Accelerated Return Strategy Fund	1-844-894-9222	www.beacontrust.com	P.O. Box 1920 Denver, CO 80201
Beacon Planned Return Strategy Fund	1-844-894-9222	www.beacontrust.com	P.O. Box 1920 Denver, CO 80201
Carret Kansas Tax-Exempt Bond Fund	1-888-266-8787	www.carret.com	P.O. Box 1920 Denver, CO 80201
Clarkston Founders Fund	1-844-680-6562	www.clarkstonfunds.com	P.O. Box 1920 Denver, CO 80201
Clarkston Fund	1-844-680-6562	www.clarkstonfunds.com	P.O. Box 1920 Denver, CO 80201
Clarkston Partners Fund	1-844-680-6562	www.clarkstonfunds.com	P.O. Box 1920 Denver, CO 80201
DDJ Opportunistic High Yield Fund	1-844-363-4898	www.ddjfunds.com	P.O. Box 1920 Denver, CO 80201
Seven Canyons Strategic Income Fund	1-833-722-6966	www.sevencanyonsadvisors.com	P.O. Box 1920 Denver, CO 80201
Seven Canyons World Innovators Fund	1-833-722-6966	www.sevencanyonsadvisors.com	P.O. Box 1920 Denver, CO 80201

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the shareholder Proposal. Your vote is important.

TABLE OF CONTENTS

Page
Proposal
Trustee Elections	P-5
Voting Information	P-13
Exhibit A: Charter of Audit Committee of ALPS Series Trust	P-19
Exhibit B: Charter of Nominating and Corporate Governance Committee of ALPS Series Trust	P-22

QUESTIONS AND ANSWERS

Question 1. What proposal am I being asked to vote on as a shareholder?

There is one proposal for your consideration. At the Meeting, shareholders of all Funds will be asked:

•	To elect two (2) Trustees to serve on the Board of Trustees until their resignation, retirement, death or removal or until their respective successors are duly elected and qualified.

The election of each Trustee will be separately determined by the affirmative vote of a plurality (the greatest number of affirmative votes) of the shares of all Funds voting in person or by proxy at the Meeting.

Question 2. How does the Board recommend that shareholders vote?

The Board of Trustees, including all of the Independent Trustees, recommends that shareholders vote FOR the Proposal. Each Trustee has approved all of the trustee nominees described in the Proxy Statement, except that each Trustee abstained with respect to his or her own nomination as a trustee.

Question 3. Why am I being asked to elect Trustees?

The Trustees are your representatives who oversee management and operations of your Fund(s). Certain regulations require that a majority of Trustees be elected by shareholders. In addition, under the Investment Company Act of 1940 (the “1940 Act”), new trustees cannot be appointed by the Trustees to fill vacancies created by an expansion of the Board unless, after those appointments, at least two-thirds of the Trustees have been elected by shareholders. The Board currently has three (3) members, two (2) of whom have been elected by shareholders. The Board has determined it to be in the best interests of the Trust and its shareholders to retain the flexibility to expand the Board or replace a retiring or resigning Trustee in the future. One of the three current members serving on the Board, Ward D. Armstrong, and one proposed interested trustee, Bradley J. Swenson, will stand for election at the Meeting.

Question 4. How will the approval of the Proposal affect the composition of the Board?

If the Proposal is approved, it is anticipated that the Board will consist of Ward D. Armstrong, J. Wayne Hutchens and Patrick Seese, (each, an “Independent Trustee”) and Bradley J. Swenson (the “Interested Trustees”). If elected in accordance with the Proposal, Messrs. Armstrong and Swenson may serve on the Board until their resignation, retirement, death or removal or until their respective successors are duly elected and qualified.

Question 5. Will my vote make a difference?

Yes! Your vote is important and could make a difference in the governance of your Fund, no matter how many shares you own.

Question 6. Who is asking for my vote?

The enclosed proxy is solicited by the Board for use at the Meeting to be held on April 12, 2021, and, if the Meeting is adjourned, postponed or delayed, at any later meeting(s), for the purposes stated in the Notice of Special Meeting. The Notice of Special Meeting, the proxy and this Proxy Statement are first being mailed to the Funds’ shareholders on or about March 12, 2021.

Question 7. Who is eligible to vote?

Shareholders of record of a Fund at the close of business on March 1, 2021 (the “Record Date”), are entitled to be present and to vote on the Proposal at the Meeting or any adjournment, postponement or delay thereof. Each share is entitled to one vote on the Proposal. Shares represented by your duly executed proxy/proxies will be voted in accordance with your instructions. If no instructions are indicated on your signed proxy, your shares will be voted in accordance with the Board’s recommendations. If any other business is properly brought before the Meeting, your shares will be voted at the discretion of the persons named as proxy holders on the proxy card unless you specify otherwise in your proxy.

Question 8. What should I do if I receive more than one proxy card?

You are being sent a proxy card for each Fund account that you have. Shareholders of all Funds will vote together on the Proposal. Please vote on the Proposal on each proxy card that you receive.

Question 9. How do I vote my shares?

You can vote your shares by attending the Meeting or by completing and signing the enclosed proxy card(s) and mailing the completed proxy card(s) in the enclosed postage paid envelope. You may also vote your shares by telephone or via the Internet by following the instructions on the attached proxy card(s). Shareholders of record of each Fund at the close of business on the Record Date will receive notice of and be asked to vote on the Proposal presented at the Meeting. If you need assistance or have any questions regarding the Proposal, how to vote your shares or how to attend the Meeting, please call DCP toll-free at 1-833-288-9331.

If the Funds record votes by telephone or through the Internet, they will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded.

Question 10. How can I revoke my proxy?

Shareholders who execute proxy cards or record their voting instructions via telephone or the Internet may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Trust, by delivering a subsequently dated proxy (including via telephone or the Internet) prior to the date of the Meeting or by attending and voting at the Meeting. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

Question 11. Who is paying for the costs associated with the proxy?

ALPS or its affiliate is paying for half of the costs associated with the proxy. The Funds are paying their proportionate share of the remaining half of the costs associated with the proxy. For the Funds, the annual operating expenses of several Funds are capped under an expense limitation waiver agreement between the Trust and the Fund’s relevant investment adviser. The Funds’ and their respective investment advisers are described in the table below (each, an “Adviser” and together, the “Advisers”). To the extent the expense limitation waiver applies to a Fund, the relevant Adviser will indirectly pay the proxy costs incurred by that Fund based on the expense limitation waiver agreement.

Fund	Investment Adviser
Beacon Accelerated Return Strategy Fund Beacon Planned Return Strategy Fund	Beacon Investment Advisory Services, Inc.
Carret Kansas Tax-Exempt Bond Fund	Carret Asset Management, LLC
Clarkston Partners Fund Clarkston Fund Clarkston Founders Fund	Clarkston Capital Partners, LLC
DDJ Opportunistic High Yield Fund	DDJ Capital Management, LLC
Seven Canyons Strategic Income Fund Seven Canyons World Innovators Fund	Seven Canyons Advisers, LLC

Question 12. Whom should I call if I have any questions?

If you have any questions about the proxy materials or about how to cast your vote, please call DCP toll-free at 1-833-288-9331.

Proposal: Election Of Trustees

Description of the Proposal

At the Meeting, shareholders of all Funds will be asked to elect two (2) Trustees to serve on the Board of Trustees until their resignation, retirement, death or removal or until their respective successors are duly elected and qualified.

Background

The Board of Trustees is responsible for the overall management of the Funds, including general supervision and review of the Funds’ operations. The Board, in turn, elects the officers of the Funds who are responsible for administering the Funds’ day-to-day affairs. Certain regulations require that a majority of Trustees be elected by shareholders. In addition, under the 1940 Act, new trustees cannot be appointed by the Trustees to fill vacancies created by an expansion of the Board unless, after those appointments, at least two-thirds of the Trustees have been elected by shareholders. The Board currently has three (3) members, two (2) of whom have been elected by shareholders. In addition, three (3) of the current members are not “interested” persons (as defined in Section 2(a)(19) of the 1940 Act) of the Funds’ respective Advisers, (each, an “Adviser” and collectively, the “Advisers”), ALPS Distributors, Inc. (“ADI” or the “Distributor”), or the Trust (the “Independent Trustees”).

At its meeting on February 18, 2021, the Trust’s Nominating and Governance Committee, a committee consisting entirely of Independent Trustees, reviewed the current composition of the Board, and the qualifications of the current Trustees. Based on the Nominating and Governance Committee’s recommendation, the Board has determined that it is in the best interests of the Trust and its shareholders to retain the flexibility to expand the Board or replace a retiring or resigning Trustee in the future, and that it is in the Funds’ best interests that Ward D. Armstrong, an independent Trustee of the Trust, and Bradley J. Swenson, a proposed interested trustee of the Trust to stand for election at the Meeting (each, a “Trustee Nominee”). Each Trustee Nominee has consented to serve as a Trustee and to being named in this Proxy Statement.

The election of each Trustee will be separately determined by the affirmative vote of a plurality (the greatest number of affirmative votes) of the shares of all Funds voting in person or by proxy at the Meeting. Shares represented by your duly executed proxy/proxies will be voted in accordance with your instructions. If no instructions are indicated on your signed proxy, your shares will be voted in accordance with the Board’s recommendations. If any other business is properly brought before the Meeting, your shares will be voted at the discretion of the persons named as proxy holders on the proxy card unless you specify otherwise in your proxy.

If elected, each Trustee may serve on the Board of Trustees until his or her resignation, retirement, death or removal or until his or her respective successor is duly elected and qualified. If a Trustee sooner dies, resigns, retires or is removed as provided in the organizational documents of the Trust, the Board may, in its discretion and subject to the 1940 Act, select another person to fill the vacant position. If any or all of the Trustee Nominees should become unavailable for election at the Meeting due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Independent Trustees may recommend.

The Funds are not required, and do not intend, to hold annual shareholder meetings for the purpose of electing Trustees. Shareholders also have the right to call a meeting to remove a Trustee or to take other action described in the Trust’s organizational documents. Also, if at any time less than a majority of the Trustees holding office has been elected by the Trust’s shareholders, the Trustees then in office will promptly call a shareholder meeting for the purpose of electing Trustees.

The Trustee Nominees and their backgrounds are shown on the following pages. This information includes each Trustee Nominee’s name, age, principal occupation(s) during the past five years and other information about the Trustee Nominee’s professional background, including other directorships the Trustee Nominee holds.

Trustees/Nominees

Name, Birth Year & Address*	Position(s) Held with The Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Portfolios in Fund Complex Overseen by Nominee****	Other Directorships Held by Nominee***
INDEPENDENT NOMINEE
Ward D. Armstrong, Birth year: 1954	Trustee and Chairman	Mr. Armstrong was appointed to the Board on May 27, 2016. Mr. Armstrong was appointed Chairman of the Board at the August 24, 2017 meeting of the Board of Trustees.	Mr. Armstrong is currently retired. From February 2010 to July 2015, he was Co-Founder and Managing Partner of NorthRock Partners, a private wealth advisory firm providing comprehensive wealth management and family office services to the high net-worth marketplace. Previously, he was Senior Vice President, Ameriprise Financial (1984 to 2007); Chairman of Ameriprise Trust Company (1996 to 2007) and President, American Express Institutional Asset Management (2002 to 2004). He has also served on several investment related Boards including Kenwood Capital Management, RiverSource Investments, American Express Asset Management International and was Chair of the Ordway Theatre Endowment Committee.	11	Mr. Armstrong is a Director of the Heartland Group, Inc. (3 funds) (2008 to present).
INTERESTED NOMINEE
Bradley Swenson, Birth year: 1972	President(1)	Since May 2019	Mr. Swenson joined ALPS Fund Services, Inc. (“ALPS”) in 2004 and has served as its President since June 2019. In this role, he serves as an officer to certain other closed-end and open-end investment companies. He previously served as the Chief Operating Officer of ALPS (2015-2019). Mr. Swenson also previously served as Chief Compliance Officer to ALPS, its affiliated entities, and to certain ETF, closed-end and open-end investment companies (2004-2015).	N/A	None

Name, Birth Year & Address*	Position(s) Held with The Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Portfolios in Fund Complex Overseen by Nominee****	Other Directorships Held by Nominee***
OTHER INDEPENDENT TRUSTEES
J. Wayne Hutchens, Birth year: 1944	Trustee	Since October 2012	Mr. Hutchens is currently retired. From 2000 to January 2020, he served as Trustee of the Denver Museum of Nature and Science and from May 2012 to February 2020, he served as Trustee of Children’s Hospital Colorado. From April 2006 to December 2012, he served as President and CEO of the University of Colorado (CU) Foundation and from April 2009 to December 2012, he was Executive Director of the CU Real Estate Foundation. Mr. Hutchens is also Director of AMG National Trust Bank (June 2012 to present). Prior to these positions, Mr. Hutchens spent 29 years in the banking industry, retiring as Chairman of Chase Bank Colorado.	11	Opportunities Fund, Inc. (2013 to Mr. Mr. Hutchens is a Director of RiverNorth Opportunities Fund, Inc. (2013 to present), RiverNorth Opportunistic Municipal Income Fund, Inc. (2018 to present), RiverNorth/Doubleline Strategic Opportunity Fund, Inc. (2018 to present), RiverNorth Specialty Finance Corporation (2018 to present), RiverNorth Managed Duration Municipal Income Fund, Inc. (2019 to present), RiverNorth Flexible Municipal Income Fund, Inc. (2020 to present). He is an Advisory Board member of RiverNorth Funds (3 funds) (2020 to present).

Name, Birth Year & Address*	Position(s) Held with The Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Portfolios in Fund Complex Overseen by Nominee****	Other Directorships Held by Nominee***
Patrick Seese, Birth year: 1971	Trustee	Since October 2012	Mr. Seese is an owner and a Managing Director of Integris Partners, a middle-market investment banking firm serving closely-held companies, financial sponsors and public companies (February 2008 to present). Prior to this, Mr. Seese was a Managing Director of Headwaters MB, a middle-market investing banking firm (December 2003 to February 2008). Prior to that, Mr. Seese worked in Credit Suisse First Boston’s Mergers and Acquisitions Group and served as Head of Corporation Development, Katy Industries, a publicly traded industrial and consumer products company, and at Deloitte & Touche LLP, where he began his career in 1994.	11	Mr. Seese is a Director of The Mile High Five Foundation (2013 to present) and SJ Panthers Foundation (2016 to present)

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Nominee began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex currently consists of 11 series of the Trust.

(1)	If elected, Mr. Swenson would be considered an interested trustee based on his relationship with ALPS Fund Services, Inc., the Funds’ Administrator and Transfer Agent, and an affiliate of ALPS Distributors, Inc., the Funds’ distributor.

General Information Regarding The Board Of Trustees

The Trust is governed by the Board of Trustees, which is responsible for major decisions relating to each Fund’s investment objective(s), policies and techniques. The Board also supervises the operation of the Funds by officers of the Funds and the Advisers (which is responsible for the relevant Fund(s)’ day-to-day operations). The Board meets periodically throughout the year to oversee the Trust’s activities, review each Fund’s investment performance and the quality of other services, including administration, distribution, and shareholder servicing, provided to each Fund and its shareholders by ALPS Fund Services, Inc. in its capacity as administrator (the “Administrator”), and any affiliates of the Administrator.

At least annually, the Trustees review and evaluate the fees and operating expenses paid by each Fund for these services and negotiate such changes as they deem appropriate. In carrying out these responsibilities, the Trustees are assisted by the Trust’s independent auditor (who reports directly to the Trust’s Audit Committee), independent counsel, and other experts as appropriate, all of whom are selected by the Independent Trustees. The Independent Trustees vote separately to approve all financial arrangements and other agreements with each Fund’s Adviser and Administrators and any affiliates of the Adviser or Administrators. The Trust’s Independent Trustees meet regularly in executive session.

The Board held four (4) regular meetings and one special meeting during the Trust’s fiscal year ended September 30, 2020. Since the Trust is not required to convene annual shareholder meetings, there is no policy requiring Trustee attendance at such meetings.

There are currently four Trustee seats on the Board, one of which is vacant. One (1) Independent Trustee and one (1) Interested Trustee are proposed for election. The Independent Trustee Nominee is one of three Trustees currently serving on the Board, but he has not been elected by the Shareholders. The Interested Trustee Nominee does not currently serve on the Board. Therefore, if both Trustee Nominees are approved, there will be four Trustees on the Board.

Additional Information about the Trustees/Nominees

The following is a brief discussion of the specific education, experience, qualifications, or skills that led to the conclusion, as of the date of this proxy statement, that each person identified below should serve as a Trustee for the Trust.

Ward D. Armstrong

Mr. Armstrong has been an Independent Trustee of the Trust since May 27, 2016. He is currently retired. He has been Director of the Heartland Group, Inc. since February 2008 and was Chairman of Ameriprise Trust Company from November 1996 to May 2007. Mr. Armstrong served as Managing Partner of NorthRock Partners, LLC from February 2010 to July 2015, Managing Director of Northrock Partners, a Private Wealth Advisory Practice. He was Senior Vice President of Ameriprise Financial, Inc. from November 1984 to May 2007 and President of American Express Institutional Asset Management from 2002 to 2004. He has also served on several investment related Boards including Kenwood Capital Management, RiverSource Investments, American Express Asset Management International and was Chair of the Ordway Theatre Endowment Committee. Mr. Armstrong received a B.S. in Business Administration (Finance Emphasis) from the University of Minnesota, Carlson School of Management. He was selected to serve as a Trustee of the Trust based on his business, financial services and investment management experience.

Bradley J. Swenson

Mr. Swenson has served as President of the Trust since May 2019. He joined ALPS in 2004 and has served as its President since June 2019. In this role, he serves as an officer to certain other closed-end and open-end investment companies. He previously served as the Chief Operating Officer of ALPS (2015-2019). Mr. Swenson also previously served as Chief Compliance Officer to ALPS, its affiliated entities, and to certain ETF, closed-end and open-end investment companies (2004-2015).

J. Wayne Hutchens

Mr. Hutchens has served as a Trustee Since October 2012. Through his experience as a senior officer of and board member of financial and other organizations, Mr. Hutchens contributes his management and oversight experience to the Board. The Board also benefits from his experience as a member of the board of other funds. He was selected to serve as a Trustee of the Trust based on his business and financial services experience. Additional information regarding Mr. Hutchens’ principal occupations and other directorships held is presented in the chart above. Mr. Hutchens is a graduate of the University of Colorado at Boulder’s School of Business and has done graduate study at Syracuse University and the University of Colorado.

Patrick Seese

Mr. Seese has served as a Trustee since October 2021. Through his experience as a senior officer of and board member of financial and other organizations, Mr. Seese contributes his management and oversight experience to the Board. The Board also benefits from his experience as a member of the board of other organizations. He was selected to serve as a Trustee of the Trust based on his business, financial services and accounting experience. Additional information regarding Mr. Seese’s principal occupations and other directorships held is presented in the chart above. Mr. Seese is a graduate of the University of Colorado and earned an MBA from The University of Chicago Booth School of Business. He is one of the founders of The Mile High Five Foundation (MH5), a charity dedicated to fund youth/health-related organizations.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Funds rests with the Trustees. The Trust has engaged the Adviser to manage the Funds on a day-to day basis. The Board is responsible for overseeing the Adviser and other service providers in the operations of the Funds in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s Declaration of Trust. The Board is currently composed of four members, three of whom are Independent Trustees. The Board meets at regularly scheduled quarterly meetings each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established a Nominating and Corporate Governance Committee and an Audit Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The Independent Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Ward D. Armstrong, an Independent Trustee, to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with the Adviser, other service providers, counsel and other Trustees generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board reviews matters related to its leadership structure annually. The Board has determined that the Board’s leadership structure is appropriate given the Trust’s characteristics and circumstances. These include the Trust’s series of fund shares, each fund’s single portfolio of assets, each fund’s net assets and the services provided by the fund’s service providers.

Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board and Committee activities. As part of its regular oversight of the Funds, the Board, directly or through a Committee, interacts with and reviews reports from, among others, Fund management, the Adviser, the Trust’s Chief Compliance Officer, the Trust’s legal counsel and the independent registered public accounting firm for the Funds regarding risks faced by the Funds. The Board, with the assistance of Fund management and the Adviser, reviews investment policies and risks in connection with its review of the Funds’ performance. The Board has appointed a Chief Compliance Officer to oversee the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance matters for the Funds and their principal service providers. In addition, as part of the Board’s periodic review of the Funds’ advisory and other service provider agreements, the Board may consider risk management aspects of these service providers’ operations and the functions for which they are responsible.

Standing Committees Of The Board of Trustees

The Board has established two committees, the Audit Committee, and the Nominating and Corporate Governance Committee.

Audit Committee. The Board has an Audit Committee which considers such matters pertaining to the Trust’s books of account, financial records, internal accounting controls and changes in accounting principles or practices as the Trustees may from time to time determine. The Audit Committee also considers the engagement and compensation of the independent registered public accounting firm (“Firm”) and ensures receipt from the Firm of a formal written statement delineating relationships between the Firm and the Trust, consistent with Public Company Accounting Oversight Board Rule 3526. The Audit Committee also meets privately with the representatives of the Firm to review the scope and results of audits and other duties as set forth in the Audit Committee’s Charter. The Audit Committee members, each of whom are Independent Trustees, are: Ward D. Armstrong, J. Wayne Hutchens and Patrick Seese. The Audit Committee met three times during the fiscal year ended September 30, 2020. The Audit Committee is organized pursuant to a charter, and a copy of the Audit Committee charter is filed with this proxy statement as Exhibit A.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee meets periodically to advise and assist the Board in selecting nominees to serve as trustees of the Trust. The Nominating and Corporate Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The Nominating and Corporate Governance Committee also advises and assists the Board in establishing, implementing and executing policies, procedures and practices that assure orderly and effective governance of the Trust and effective and efficient management of all business and financial affairs of the Trust. Members of the Nominating and Corporate Governance Committee are currently: Ward D. Armstrong, J. Wayne Hutchens and Patrick Seese. The Nominating and Corporate Governance Committee of the Board met once during the fiscal year ended September 30, 2020. The Nominating and Governance Committee is organized pursuant to a charter, and a copy of the Nominating and Governance Committee charter is filed with this proxy statement as Exhibit B.

Each Trustee attended at least 75% of the aggregate of (1) the total number of meetings of the Board (held during the period for which such Trustee served as a trustee) and (2) the total number of meetings held by all committees of the Board on which served (during the periods for which such Trustee served as a committee member).

Shareholder Nomination Policy

The Board will consider shareholder nominees for Trustees. All nominees must possess the appropriate characteristics, skills and experience for serving on the Board. In particular, the Board and its Independent Trustees will consider each nominee’s integrity, educational and professional background, understanding of the Trust’s business on a technical level and commitment to devote the time and attention necessary to fulfill a Trustee’s duties. All shareholders who wish to recommend nominees for consideration as Trustees shall submit the names and qualifications of the candidates to the Secretary of the Trust by writing to: ALPS Series Trust, c/o Secretary, 1290 Broadway, Suite 1000, Denver, Colorado, 80203.

Share Ownership of the Adviser or Affiliates

No current Trustee or Trustee Nominee has made any purchases or sales of securities of an Adviser or its parents, or an Adviser’s subsidiaries or any parent’s subsidiaries since the beginning of the most recently completed fiscal year.

Share Ownership of the Funds

The table below sets forth the dollar range of equity securities of each Fund owned directly or beneficially as of December 31, 2020 by each Trustee/Nominee.

Name of Trustee or Nominee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Funds in the Trust Overseen by Trustee or to be Overseen By Nominee
INDEPENDENT NOMINEE
Ward D. Armstrong, Chairman & Trustee	None	None
INTERESTED NOMINEE
Bradley J. Swenson, Trustee Nominee	None	None
OTHER INDEPENDENT TRUSTEES
J. Wayne Hutchens	$10,001 – 50,000	$50,001 – 100,000
Patrick Seese	None	None

Management Ownership of Securities

As of December 31, 2020, each individual Trustee, Trustee Nominee or Officer owned shares of the Funds as set forth in the table below:

Name of Trustee / Trustee Nominee / Officer	Fund	Amount and Nature of Beneficial Ownership	Percentage Owned
Ward Armstrong	N/A	None	N//A
Wayne Hutchens	Clarkston Partners Fund	$10,001 – 50,000	0.00%
Wayne Hutchens	Beacon Planned Return Strategy Fund	$10,001 – 50,000	0.00%
Patrick Seese	N/A	None	N/A
Brad Swenson	N/A	None	N/A

(1)	Each indicated Trustee, Trustee Nominee or Officer owns beneficially no greater than 1.0% of any class of any Fund.

As of December 31, 2020 the Trustees, Trustee Nominees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of each class of each Fund.

Also, as of March 1, 2021, none of the Independent or Interested Trustees owns shares or has an equity interest in any Adviser or ALPS Distributors, Inc., the Funds’ principal underwriter or any affiliate thereof.

Compensation of Trustees

The Independent Trustees of the Trust receive a quarterly retainer of $13,500, plus $4,000 for each regular Board or Committee meeting attended and $2,000 for each special telephonic or in-person Board or Committee meeting attended. Additionally, the Audit Committee Chair receives a quarterly retainer of $1,250 and the Independent Chair receives a quarterly retainer of $3,250. The Independent Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings.

For the fiscal year ended September 30, 2020, the Independent Trustees received the following compensation:

Name of Person / Position	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Aggregate Compensation from the Fund Complex*
INDEPENDENT TRUSTEES/NOMINEE
J. Wayne Hutchens	$67,000	$0	$67,000
Patrick Seese	$62,000	$0	$62,000
Ward D. Armstrong	$72,000	$0	$72,000
INTERESTED TRUSTEE/NOMINEE **
Bradley J. Swenson, Trustee Nominee	None	-	None

*	The Fund Complex currently consists of 11 series of the Trust.
**	Jeremy O. May formerly served as an Interested Trustee, but resigned February 2020. His compensation for the fiscal year ended September 30, 2020, was as follows: $62,000.

Officers

Name, Birth Year & Address*	Position(s) Held with The Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***
Erich Rettinger, Birth year: 1985	Treasurer	Since August 2020	Mr. Rettinger joined ALPS in 2007 and is currently Vice President and Fund Controller of ALPS. He has served as Fund Controller, ALPS Fund Services, Inc. (since 2013) and Fund Accounting, ALPS Fund Services, Inc. (2013-2017). Mr. Rettinger is also Assistant Treasurer of the Stone Harbor Investment Funds.
Vilma V. DeVooght, Birth Year: 1977	Secretary	Since May 2020	Ms. DeVooght has served as Senior Counsel of ALPS since 2014 and previously served as Associate Counsel of First Data Corporation from 2012 to 2014 and Legal Counsel of Invesco 2009 to 2011. Ms. DeVooght also serves as Assistant Secretary of the Stone Harbor Investment Funds, the Stone Harbor Emerging Markets Income Fund and the Stone Harbor Emerging Markets Total Income Fund (since 2015).
Anne M. Berg, Birth year: 1973	Assistant Secretary	Since August 2018	Ms. Berg joined ALPS as Senior Investment Company Act Paralegal in February 2017. Prior to joining ALPS, she was a Senior Legal Manager at Janus Capital Management LLC (2000-2017).
Lucas D. Foss, Birth Year: 1977	Chief Compliance Officer	Since January 2018	Mr. Foss rejoined ALPS in November 2017 as Vice President and Deputy Chief Compliance Officer. Prior to his current role, Mr. Foss served as the Director of Compliance at Transamerica Asset Management (2015–2017) and Deputy Chief Compliance Officer at ALPS (2012-2015). Mr. Foss is also CCO of X-Square Balanced Fund, Goehring & Rozencwajg Investment Funds, Broadstone Real Estate Access Fund, Inc., Clough Global Funds; Clough Funds Trust; SPDR® S&P 500® ETF Trust, SPDR® Dow Jones® Industrial Average ETF Trust, SPDR® S&P MIDCAP 400® ETF Trust and 1WS Credit Income Fund.

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex currently consists of 11 series of the Trust.

Officer Compensation

No employee of ADI or ALPS receives any compensation from the Trust for acting as an officer or Trustee.

Shareholder Communications

The Trustees provide for shareholders to send written communications to the Trustees via regular mail. Written communications to the Trustees, or to an individual Trustee, should be sent to the attention of the Trust’s Secretary at the address of the Trust’s principal executive office. All such communications received by the Trust’s Secretary shall be promptly forwarded to the individual Trustee to whom they are addressed or to the full Board, as applicable. If a communication does not indicate a specific Trustee, it will be sent to the Chair of the Nominating and Governance Committee and the outside counsel to the Independent Trustees for further distribution as deemed appropriate by such persons. The Trustees may further develop and refine this process as deemed necessary or desirable.

The Board of Trustees, including all of the Independent Trustees, recommends that shareholders of each Fund vote FOR each Trustee Nominee identified in the Proposal.

ADDITIONAL INFORMATION

VOTING INFORMATION

Voting Rights

Only Shareholders of record of the Funds on the Record Date may vote. Shareholders of record on the Record Date are entitled to be present and to vote at the Meeting. Each share or fractional share is entitled to one vote or fraction thereof.

Each proxy solicited by the Board of Trustees which is properly executed and returned in time to be voted at the Meeting will be voted at the Meeting in accordance with the instructions on the proxy. Any proxy may be revoked at any time prior to its use by written notification received by the Trust’s Secretary, by the execution and delivery of a later-dated proxy, or by attending the Meeting and voting at that time. Any letter of revocation or later-dated proxy must be received by the Fund prior to the Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.

A signed proxy card or other authorization by a beneficial owner of a Fund’s shares that does not specify how the beneficial owner’s shares are to be voted on a proposal will be deemed to be an instruction to vote such shares in favor of the Proposals.

Abstentions will be counted as present for purposes of determining whether a quorum is present. Abstentions will be disregarded in determining the “votes cast” on a Proposal, and therefore, will have the effect of a vote against the Proposal.

Quorum; Adjournment

The presence in person or by proxy of the holders of record of at least thirty percent (30%) of the Funds’ aggregate total shares outstanding and entitled to vote constitutes a quorum at the Meeting with respect to the Proposal. Any lesser number is sufficient for adjournments. In the event that the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Meeting with respect to the Trust as to one or more Funds, as applicable, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to the Proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares of the Trust or the applicable Fund, present in person or by proxy at the Meeting. The persons named as proxies will vote the proxies (including broker non-votes and abstentions) in favor of adjournment if they determine additional solicitation is warranted and in the interests of shareholders of the Trust or the applicable Fund. The meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice, unless a new record date is established for the adjourned meeting and the adjourned meeting is held less than 10 days or more than 90 days from the record date. In the event of an adjournment, no notice is required other than an announcement at the meeting at which adjournment is taken.

The presence of a quorum alone, however, is not sufficient to approve a Proposal (see “Vote Required” below).

Vote Required

The election of each Trustee will be separately determined by the affirmative vote of a plurality (the greatest number of affirmative votes) of the shares of all Funds voting in person or by proxy at the Meeting.

Shareholders of all Funds will vote together.

Should Shareholders require additional information regarding the proxy or replacement proxy cards, they may call toll free at 1-833-288-9331. Representatives are available Monday through Friday, 9:00 a.m. Eastern time to 10:00 p.m. Eastern time.

Each holder of a whole or fractional share shall be entitled to one vote for each such whole or fractional share held in such shareholder’s name. Shares of each Fund issued and outstanding as of the Record Date are indicated in the following table:

Fund	Number of Shares
Beacon Accelerated Return Strategy Fund	10,465,359.995
Beacon Planned Return Strategy Fund	31,816,408.176
Carret Kansas Tax-Exempt Bond Fund	17,441,078.823
Clarkston Founders Fund	21,994,841.501
Clarkston Fund	4,946,133.920
Clarkston Partners Fund	92,616,793.278
DDJ Opportunistic High Yield Fund	22,347,266.217
Seven Canyons Strategic Income Fund	2,182,379.542
Seven Canyons World Innovators Fund	9,901,583.633

Fund Service Providers

Who serves as my Fund’s investment adviser?

Beacon Investment Advisory Services (“Beacon”), located at 163 Madison Avenue, Suite 600, Morristown, NJ 07960, serves as the investment adviser to the Beacon Accelerated Return Strategy Fund and Beacon Planned Return Strategy Fund (the “Beacon Funds”) pursuant to an investment advisory agreement between Beacon and the Trust, with respect to the Beacon Funds.

Carret Asset Management, LLC (“Carret”), located at 320 Park Avenue, 18th Floor, New York, NY 10022, serves as the investment adviser to the Carret Kansas Tax-Exempt Bond Fund (the “Carret Fund”) pursuant to an investment advisory agreement between Carret and the Trust, with respect to the Carret Fund.

Clarkston Capital Partners, LLC, located at 91 West Long Lake Road, Bloomfield Hills, MI 48304, serves as the investment adviser to the Clarkston Partners Fund, the Clarkston Fund, and the Clarkston Founders Fund (the “Clarkston Funds”) pursuant to investment advisory agreements between Clarkston and the Trust, with respect to the applicable Clarkston Fund.

DDJ Capital Management, LLC (“DDJ”), located at 130 Turner Street, Building #3, Suite 600, Waltham, MA 02453, serves as the investment adviser to the DDJ Opportunistic High Yield Fund (the “DDJ Fund”) pursuant to an investment advisory agreement between DDJ and the Trust, with respect to the DDJ Fund.

Seven Canyons Advisers, LLC (“Seven Canyons”), located at 22 East 100 South 3rd Floor Salt Lake City, UT 84111, serves as the investment adviser to the Seven Canyons Strategic Income Fund and the Seven Canyons World Innovators Fund (the “Seven Canyons Funds”) pursuant to an investment advisory agreement between Seven Canyons and the Trust, with respect to the Seven Canyons Funds.

Who serves as my Fund’s distributor?

ADI, with principal offices at 1290 Broadway, Suite 1000, Denver, Colorado 80203, serves as the distributor of each Fund’s shares pursuant to a Distribution Agreement with the Trust.

Who serves as my Fund’s administrator?

ALPS serves as administrator for each Fund pursuant to separate agreements with the Trust.

Who serves as my Fund’s transfer agent?

ALPS, with its principal offices at 1290 Broadway, Suite 1000, Denver, Colorado 80203, serves as transfer agent for each Fund pursuant to a Transfer Agency Agreement with the Trust.

Cohen & Company, Ltd. (“Cohen”) serves as the Trust’s independent registered public accounting firm. Each Fund’s financial statements for the year ended September 30, 2020 have been audited by Cohen. In addition, Cohen has also been selected to perform the audit for each Fund’s financial books and records for the year ending September 30, 2021.

The following is a summary of certain audit and non-audit fees incurred by the Trust, the Advisers, and any entity controlling, controlled by, or under common control with the Advisers that provides ongoing services to the Trust for each of the last two (2) fiscal years of the Trust:

Fiscal Year	Audit Fees	Audit-Related Fees*	Tax Fees**	All Other Fees
2020	$135,950	$0	$27,900	$1,000
2019	$134,000	$0	$37,500	$2,200

* “Audit-Related Fees” are those related to performance of assurance and related services by the Trust’s principal accountant that are reasonably related to the performance of the audit and review of a Fund’s financial statements not disclosed under “Audit Fees.”

** “Tax Fees” are those primarily associated with professional services rendered by the Trust’s principal accountant for tax compliance, tax advice and tax planning. The Tax Fees for fiscal years 2020 and 2019 were for review of each Fund’s federal and excise tax returns and year-end distributions.

Pursuant to its charter, the Audit Committee reviews and pre-approves any engagement of the outside auditors, including fees and compensation to be paid to the outside auditors, to provide any audit and any non-audit services to the Trust and any non-audit services to the Trust's investment advisers and to any entity controlling, controlled by or under common control with the investment advisers that provides ongoing services to the Trust, if the engagement relates directly to the operations and financial reporting of the Trust, as provided in Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee Chair has the authority to grant pre-approval and may delegate this authority to one or more Audit Committee members who are independent Trustees as defined in Section 1OA(i) of the Securities and Exchange Act of 1934, as amended. No services described above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2−01 of Regulation S−X.

Aggregate non−audit fees of $46,500 and $28,900 were billed by the Trust’s principal accountant for services rendered to the Trust and to the Funds’ investment adviser(s), and any entity controlling, controlled by, or under common control with an investment adviser that provides ongoing services to the Trust, for the Trust’s fiscal years ended September 30, 2020 and 2019 respectively. The Audit Committee has considered whether the provision of non-audit services to the Adviser or to any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Trust that were not pre-approved by the Audit Committee of the Trust is compatible with the principal accountant’s independence, noting that no such services were rendered during each of the last two (2) fiscal years of the Trust.

Share Ownership

As of March 1, 2021, the following shareholders owned 5% or more of the outstanding shares of a class of a Fund as listed below.

BEACON ACCELERATED RETURN STRATEGY FUND – INSTITUTIONAL CLASS
Name and Address	% of Class Held	Share Balance	Type of Ownership
Charles Schwab & Co., Inc., San Francisco, CA 94105	97.58%	10,212,221.208	Record
BEACON PLANNED RETURN STRATEGY FUND – INSTITUTIONAL CLASS
Name and Address	% of Class Held	Share Balance	Type of Ownership
Charles Schwab & Co., Inc., San Francisco, CA 94105	85.98%	27,356,248.317	Record
National Financial Services, LLC, Boston, MA 02109	14.00%	4,455,317.655	Record
CARRET KANSAS TAX-EXEMPT BOND FUND – INSTITUTIONAL CLASS
Name and Address	% of Class Held	Share Balance	Type of Ownership
Reliance Trust Co., Atlanta, GA 30357	96.98%	16,558,866.848	Record

CARRET KANSAS TAX-EXEMPT BOND FUND – CLASS A
Name and Address	% of Class Held	Share Balance	Type of Ownership
LPL Financial Corporation, Wichita, KS 67226	50.65%	185,312.721	Record
Robert W. Baird, Wichita, KS 67206	28.25%	103,362.930	Record
Pershing, LLC, San Diego, CA 92131	9.60%	35,136.407	Record
Edward Jones & Co., LP	5.78%	21,136.999	Record
CLARKSTON FOUNDERS FUND – INSTITUTIONAL CLASS
Name and Address	% of Class Held	Share Balance	Type of Ownership
Charles Schwab & Co., Inc., San Francisco, CA 94105	64.43%	5,529,625.120	Record
National Financial Services, LLC, Boston, MA 02109	25.04%	2,148,681.651	Record
Northern Trust Co., FBO The Scripps, Chicago, IL 60675	6.30%	540,540,541	Record
CLARKSTON FOUNDERS FUND – FOUNDERS CLASS
Name and Address	% of Class Held	Share Balance	Type of Ownership
Brown Brothers Harriman & Co., Boston, MA 02110	97.76%	13,111,244.916	Record
CLARKSTON FUND - INSTITUTIONAL CLASS
Name and Address	% of Class Held	Share Balance	Type of Ownership
Charles Schwab & Co., Inc., San Francisco, CA 94105	76.47%	3,782,137.354	Record
National Financial Services, LLC, Boston, MA 02109	17.63%	871,853.130	Record
CLARKSTON PARTNERS FUND – FOUNDERS CLASS
Name and Address	% of Class Held	Share Balance	Type of Ownership
Brown Brothers Harriman & Co., Boston, MA 02110	96.82%	42,688,434.253	Record
CLARKSTON PARTNERS FUND – INSTITUTIONAL CLASS
Name and Address	% of Class Held	Share Balance	Type of Ownership
Charles Schwab & Co., Inc., San Francisco, CA 94105	41.81%	20,287,162.014	Record
Raymond James & Associates, St. Petersburg, FL 33716	20.52%	9,957,369.553	Record
National Financial Services, LLC, Boston, MA 02109	19.77%	9,593,027.067	Record
MSCS Financial Services, LLC, Denver, CO 80203	5.36%	2,601,580.848	Record
DDJ OPPORTUNISTIC HIGH YIELD FUND – CLASS I
Name and Address	% of Class Held	Share Balance	Type of Ownership
DDJ Capital Management, LLC, Waltham, MA 02453	100.00%	82,481.457	Beneficial
DDJ OPPORTUNISTIC HIGH YIELD FUND – CLASS II
Name and Address	% of Class Held	Share Balance	Type of Ownership
National Financial Services, LLC, Boston, MA 02109	56.07%	179,326.380	Record
Charles Schwab & Co., Inc., San Francisco, CA 94105	41.12%	131,517.499	Record

DDJ OPPORTUNISTIC HIGH YIELD FUND –INSTITUTIONAL CLASS
Name and Address	% of Class Held	Share Balance	Type of Ownership
FCCI Group, Inc., Sarasota, FL 34240	14.70%	3,226,282.159	Record
FCCI Insurance Company, Sarasota, FL 34240	14.59%	3,202,413.241	Record
Beacon Mutual Insurance Company, Warwick, RI 02886	5.74%	1,259,694.035	Record
Germania Farm Mutual Insurance, Brenham, TX 77834	5.70%	1,250,713.536	Record
Merchants Mutual Insurance Company, Buffalo, NY 14202	5.59%	1,226,195.985	Record
Connecticut Interlocal Risk, New Haven, CT 06511	5.27%	1,156,209.272	Record
MSCS Financial Services, LLC, Denver, CO 80203	8.44%	1,852,525.377	Record
SEVEN CANYONS STRATEGIC INCOME FUND – INVESTOR CLASS
Name and Address	% of Class Held	Share Balance	Type of Ownership
Samuel S. Stewart, Jr., Salt Lake City, UT 84103-2511	28.00%	611,116.033	Beneficial
National Financial Services, LLC, Boston, MA 02109	14.98%	326,866.418	Record
Charles Schwab & Co., Inc., San Francisco, CA 94105	7.82%	170,724.587	Record
SEVEN CANYONS WORLD INNOVATORS FUND – INVESTOR CLASS
Name and Address	% of Class Held	Share Balance	Type of Ownership
National Financial Services, LLC, Boston, MA 02109	27.16%	2,162,360.753	Record
Charles Schwab & Co., Inc., San Francisco, CA 94105	19.42%	1,546,671.134	Record
Pershing, LLC, Jersey City, NJ 07399	6.92%	551,165.226	Record
TD Ameritrade Clearing, Inc., Omaha, NE 68154	6.79%	540,949.458	Record
UBS Financial Services, Inc., Weehawken, NJ 07086	6.23%	495,822.277	Record
SEVEN CANYONS WORLD INNOVATORS FUND – INSTITUTIONAL CLASS
Name and Address	% of Class Held	Share Balance	Type of Ownership
National Financial Services, LLC, Boston, MA 02109	41.38%	802,268. 338	Record
Charles Schwab & Co., Inc., San Francisco, CA 94105	31.77%	615,953.727	Record
Wells Fargo Clearing Services, LLC, Woodstock, IL 60098	8.13%	157,677.656	Record
TD Ameritrade Clearing, Inc., Omaha, NE 68154	6.54%	126,852.056	Record

Payment of Solicitation Of Proxies

ALPS or its affiliate is paying for half of the costs associated with the proxy, including but not limited to, the costs related to the preparation, printing and mailing of this Proxy Statement and its enclosures and of all solicitations. Of the remaining half, each Fund will pay the costs directly allocable to that Fund, and its proportionate share, based on its net assets, of the costs not directly allocable to a particular Fund. Di Costa Partners, a proxy solicitation firm, has been engaged to assist in the solicitation of proxies. The aggregate cost of the proxy solicitation is expected to be approximately $30,000. Those fees do not reflect the costs associated with printing and mailing of the proxy materials, legal costs, or the costs associated with reimbursing brokerage firms and other financial intermediaries for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute proxies. If a greater solicitation effort is required, the solicitation costs would be higher.

Delivery of Proxy Statement

In certain circumstances, only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a Fund Shareholder, unless a Fund has received contrary instructions from one or more of the household’s Shareholders. If a Shareholder needs an additional copy of this Proxy Statement, would like to receive separate copies in the future, or would like to request delivery of a single copy to Shareholders sharing an address, please contact DCP.

Submission of Certain Shareholder Proposal

The Trust is generally not required to hold annual meetings of shareholders, and the Trust generally does not hold a meeting of shareholders in any year, unless certain specified shareholder actions, such as the election of directors or the approval of a new advisory agreement, are required to be taken under state law or the 1940 Act. By observing this policy, the Trust seeks to avoid the expenses customarily incurred in the preparation of proxy materials and the holding of shareholders’ meetings, as well as the related expenditure of staff time.

A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of a series of the Trust hereafter called should send the proposal to the Secretary of the Trust at the Trust’s principal offices within a reasonable time before the solicitation of proxies for such meeting occurs. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the meeting. For a shareholder proposal to be considered at a shareholders’ meeting, it must be a proper matter for consideration under Delaware law.

Reports To Shareholders And Financial Statements

The Annual Report to Shareholders of the Funds (if available), including financial statements of the Funds, have previously been sent to Fund shareholders. Upon request, the Funds’ most recent annual and subsequent semi-annual reports (when available) can be obtained at no cost. To request a report for a Fund, please contact the Fund by calling, via the Internet, or by writing to the following:

Fund	Phone Number	Website	Address
Beacon Accelerated Return Strategy Fund	1-844-894-9222	www.beacontrust.com	P.O. Box 1920 Denver, CO 80201
Beacon Planned Return Strategy Fund	1-844-894-9222	www.beacontrust.com	P.O. Box 1920 Denver, CO 80201
Carret Kansas Tax-Exempt Bond Fund	1-888-266-8787	www.carret.com	P.O. Box 1920 Denver, CO 80201
Clarkston Founders Fund	1-844-680-6562	www.clarkstonfunds.com	P.O. Box 1920 Denver, CO 80201
Clarkston Fund	1-844-680-6562	www.clarkstonfunds.com	P.O. Box 1920 Denver, CO 80201
Clarkston Partners Fund	1-844-680-6562	www.clarkstonfunds.com	P.O. Box 1920 Denver, CO 80201
DDJ Opportunistic High Yield Fund	1-844-363-4898	www.ddjfunds.com	P.O. Box 1920 Denver, CO 80201
Seven Canyons Strategic Income Fund	1-833-722-6966	www.sevencanyonsadvisors.com	P.O. Box 1920 Denver, CO 80201
Seven Canyons World Innovators Fund	1-833-722-6966	www.sevencanyonsadvisors.com	P.O. Box 1920 Denver, CO 80201

Other Business

The Board of Trustees does not intend to bring any matters before the Meeting other than the Proposals described in this Proxy Statement, and the Board of Trustees is not aware of any other matters to be brought before the Meeting by others. Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any postponements or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

Please complete, sign and return the enclosed proxy card(s) or vote by Internet or telephone promptly. No postage is required if you mail your proxy card(s) in the United States.

By order of the Board of Trustees,

/s/ Vilma DeVooght
Vilma DeVooght
Secretary
ALPS Series Trust

Exhibit A

Charter of the ALPS Series Trust Audit Committee

ALPS SERIES TRUST

Audit Committee Charter

(Adopted October 30, 2012)

I.	PURPOSE

The Audit Committee (the "Audit Committee") is a committee of the Board of Trustees (the "Board") of ALPS Series Trust (the "Trust"). Its primary function is to oversee the financial reporting process, the system of internal controls over financial reporting and the audit process. In performing its duties, the Audit Committee will: (a) review the audited financial statements prepared on behalf of the Trust; (b) recommend the selection, retention or termination and monitor the independence of the Trust's outside auditors; (c) oversee the audits of the Trust's financial statements; (d) approve any audit and non-audit services, including any non-audit services provided to the Trust's investment advisor and to any affiliate of the investment advisor regarding the operations and financial reporting of the Trust; and (e) assure compliance with certain laws and regulations.

The Audit Committee serves to provide an open avenue of communication among the outside auditors, management and the Board. To this end, the Audit Committee will maintain effective working relationships with the Board, management, and the outside auditors.

It is management's responsibility to establish and maintain appropriate systems for accounting, reporting and internal controls. The outside auditors have the responsibility to plan and implement a proper audit.

The Audit Committee shall also serve as the Trust's Qualified Legal Compliance Committee ("QLCC") and perform such other functions as the Board may from time to time assign to the Audit Committee.

II.	CHARTER

This charter is the written charter of the Audit Committee (the "Charter").

III.	COMPOSITION

The Audit Committee will at all times consist of, at a minimum, two (2) Trustees who are independent of the management of the Trust and are free of any relationship that would interfere with the exercise of his or her independent judgment as a member of the Audit Committee.

The Board shall designate the Chair of the Audit Committee (the "Chair") by majority vote. The Chair shall be responsible for leadership of the Audit Committee including, but not limited to, preparing the agenda, presiding over meetings and reporting the Audit Committee's actions to the Board.

The Board, by resolution adopted by a majority of such Board, may remove any Trustee of the Trust from the Audit Committee at any time for any reason.

IV.	MEETINGS

The Audit Committee will meet not less than once each fiscal year, and as often as it deems necessary or appropriate, to perform its duties and responsibilities under the Charter, either in person or telephonically.

The Audit Committee Chair will report to the full Board with respect to the meetings and provide the Board with a copy of the minutes of all Audit Committee meetings.

The Audit Committee will meet separately, periodically, in private sessions with management and with the outside auditors.

V.	AUDIT COMMITTEE RESPONSIBILITIES, DUTIES, AND POWERS

The Audit Committee's principal responsibility is one of oversight. In discharging its duties, the Audit Committee members are entitled to rely, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles, and on the representations of the outside auditors included in their report on the Trust's financial statements.

The Committee's specific responsibilities, duties, and powers are set forth below:

A.	Financial Statements and Other Financial Information

1.	Financial Statements. The Audit Committee will review, in consultation with the outside auditors, the scope of the audit and the results of each external audit of the financial statements of the Trust, any difficulties or restrictions encountered in the audit, each report or opinion rendered by the outside auditors in connection with each audit, each related management letter, and management's responses to recommendations made by the outside auditors in connection with the audit. The Audit Committee will review and discuss the audited annual financial statements with the outside auditors and management.

2.	Auditor Reports. The Audit Committee will receive from the outside auditors, at least annually, a report regarding: (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles related to material items that have been discussed with management; (c) the ramifications of using such alternatives and the outside auditors' preference; (d) any significant accounting disagreements between the outside auditors and management; (e) other material written communications between the outside auditors and management, including, but not limited to, any management letter or schedule of unadjusted differences; and (f) all non-audit services provided to the Trust, its defined in Section 2-01(f)(14) of Regulation S-K of the Securities Act of 1933 that were not pre-approved by the Audit Committee.

3.	Officer Disclosures and Certifications. The Audit Committee will discuss and review the Chief Executive Officer's ("CEO") and Chief Financial Officer's ("CFO") disclosures and certifications required under Sections 302 and 906 of the Sarbanes-Oxley Act of 2002.

B.	Outside Auditors

1.	Engagement and Retention. The Audit Committee will recommend the selection, retention or termination of outside auditors, considering independence, performance and effectiveness, and approve the fees charged by the outside auditors for audit and non-audit services to the Trust and any non-audit services to the Trust's investment adviser and to any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the Trust, if the engagement relates directly to the operations and financial reporting of the Trust. The outside auditors shall report directly to the Audit Committee.

2.	Auditor Independence. On an annual basis the Audit Committee will request, receive and review the outside auditors' specific representations as to their independence, including identification of all significant relationships the auditors have with the Trust and its affiliates in order to determine the auditors' independence. In discharging this duty, the Audit Committee shall (a) review disclosures regarding the outside auditors' independence consistent with the Public Accounting Oversight Board ("PCAOB") Ethics and Independence Rule 3526, Communications with Audit Committees Concerning Independence; (b) review compliance with the applicable independence provisions of Rule 2-01 of Regulation S-X of the Securities and Exchange Act of 1934; and (c) recommend that the Board take appropriate action in response to the outside auditors' report to satisfy itself of the outside auditors' independence.

3.	Pre-Approval of Audit and Non-Audit Services. The Audit Committee will pre-approve any engagement of the outside auditors, including fees and compensation to be paid to the outside auditors, to provide any audit and any non-audit services to the Trust and any non-audit services to the Trust's investment advisor and to any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the Trust, if the engagement relates directly to the operations and financial reporting of the Trust, as provided in Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee Chair shall have the authority to grant pre-approval and may delegate this authority to one or more Audit Committee members who are independent Trustees as defined in Section 10A(i) of the Securities and Exchange Act of 1934, as amended.All such delegated pre-approvals shall be reported to the Audit Committee no later than the next Audit Committee meeting.

4.	Audit Partner Rotation. The Audit Committee will require the rotation of the outside auditors' lead audit partner and concurring partner no less than every five (5) years or more frequently if required, and other "audit partners" as may be required by Securities and Exchange Commission ("SEC") rules or the PCAOB.

C.	Internal Controls and Procedures

1.	Integrity of Financial Controls. The Audit Committee, in consultation with the management, the outside auditors, and the CFO, will consider the integrity of the Trust's financial reporting internal controls and procedures, including, but not limited to, any controls or procedures arising in connection with Section 404 of the Sarbanes-Oxley Act of 2002.

2.	Risk Assessment and Management. The Audit Committee will review generally, but not assume responsibility for, the guidelines and policies that management has implemented regarding financial risk assessment and risk management.

D.	Qualified Legal Compliance Committee

1.	Authority. The Audit Committee will be the QLCC and will be responsible for the confidential receipt, retention and consideration of reports by attorneys employed or retained by the Trust ("Attorney Reports") of a material violation of U.S. federal or state securities law, a material breach of fiduciary duty arising under U.S. federal or state law, or a similar material violation of any U.S. federal or state law (each, a "Material Violation"), all in accordance with the applicable standards of professional conduct for attorneys established by the SEC.

2.	Duties and Responsibilities. In its capacity as QLCC, the Audit Committee will:

	a.	Inform the Trust's Chief Legal Officer ("CLO"), if any, and the CEO of any report of evidence of a Material Violation contained in an Attorney Report, unless the QLCC decides that reporting the evidence to one or both such officers would be, under the circumstances, futile.

	b.	Determine whether an investigation is necessary regarding any report of evidence of a Material Violation specified in the Attorney Report. If such an investigation is undertaken, the QLCC will: (1) notify the full Board of Trustees; (2) initiate the investigation, which may be undertaken either by the Trust's CLO, if any, or the QLCC deems necessary.

	c.	Recommend, at the conclusion of any such investigation, (1) that the Trust implement an appropriate response to evidence of a Material Violation; and (2) inform the Trust's CLO, if any, the CEO, and the Board of the results of the investigation and the QLCC's recommendation concerning appropriate remedial measures, if any, to be adopted by the Trust.

	d.	Take all other appropriate action, including potentially notifying the SEC, if the Trust fails in any material respect to implement any of the remedial measures recommended by the QLCC.

	e.	Adopt written procedures for (a) the confidential receipt, retention, and consideration of Attorney Reports, and (b) Reports of Accounting, Auditing, and other Financial Matters.

E.	Other Audit Committee Responsibilities, Duties, and Powers

1.	General Investigative Powers. The Audit Committee may investigate any matter brought to the Audit Committee's attention related to financial, accounting or audit matters, or any other matter that the Audit Committee deems appropriate in fulfilling its responsibilities under the Charter.

2.	The Audit Committee will be given the resources and assistance necessary to discharge its responsibilities, including unrestricted access to Trust personnel and documents. The Audit Committee will also have the authority to engage and obtain advice and assistance from internal or external legal, accounting or other advisors, as it deems necessary or appropriate. The Audit Committee will have the sole authority to retain and terminate any advisor used to assist the Audit Committee on matters within its sphere of responsibility, including the sole authority to approve fees and other retention terms.

3.	At least annually, the Audit Committee will review and assess the adequacy of the Charter and recommend any proposed changes to the Board.

Exhibit B

Charter of the ALPS Series Trust Nominating and Governance Committee

ALPS Series Trust

Nominating and Corporate Governance Committee Charter

(Adopted October 30, 2012; Amended August 9, 2016, August 24, 2017)

1.	Purpose

1.1	The purpose of the Nominating and Corporate Governance Committee (the “Committee”) of the Board of Trustees (the “Board”) of the ALPS Series Trust (the “Trust”) is to advise and assist the Board in selecting nominees to serve as trustees of the Trust and in establishing, implementing and executing policies, procedures and practices that assure orderly and effective governance of the Trust and effective and efficient management of all business and financial affairs of the Trust.

2.	Charter

2.1	This charter is the written charter of the Committee (the “Charter”).

3.	Composition

3.1	The Committee will at all times consist of, at a minimum, three (3) trustees.

3.2	Each of the members of the Committee will meet the independence and qualification requirements as provided in applicable laws and regulations.

3.3	The Committee will recommend nominees for appointment to the Committee annually and as vacancies or newly created positions occur. Committee members will be appointed by the Board and may be removed by the Board at any time.

3.4	The Committee will recommend to the Board, and the Board will designate, the chair of the Committee (the “Chair”).

3.5	The Chair will be responsible for leadership of the Committee, including preparing the agenda, presiding over Committee meetings, making Committee assignments, and reporting the Committee’s actions to the Board. The Chair will also be the presiding trustee at all meetings of non-management or independent trustees.

4.	Meetings

4.1	The Committee will meet as often as it deems necessary or appropriate to perform its duties and responsibilities under the Charter, either in person or telephonically.

4.2	The Committee may create subcommittees, each of which will report to the Committee.

4.3	The Committee will report to the full Board with respect to its meetings, and provide the Board with a copy of the minutes of all Committee meetings.

4.4	The majority of the members of the Committee will constitute a quorum, and the Committee will act at an in-person or telephonic meeting only by majority vote. The Committee may also act by unanimous written consent.

5.	Authority and Responsibilities

5.1	Identifying and Evaluating Trustee Candidates.

5.1.1	General. The Committee will seek individuals qualified to become board members for recommendation to the Board, including evaluating persons suggested by shareholders. Trustees may be nominated by the Board of Trustees or by shareholders in accordance with this Charter. The Committee will conduct the appropriate inquiries into the backgrounds and qualifications of possible nominees. The Committee will investigate and review each proposed nominee’s qualifications for service on the Board, and where appropriate, recommend to the Board proposed nominees for Board membership.

5.1.2	Recommendation of Candidates. Board members or shareholders who wish to recommend candidates for consideration as trustees, shall submit the names of the candidates to the Chair in writing. The Committee will promptly advise the person offering the recommendation what information about the candidate, his experience and qualifications should be submitted to the Committee so that the Committee may carry out its investigation and evaluation of the candidate. Concurrently the Committee will inform the recommending person as to whether a meeting of shareholders at which trustees will be elected has been called or a present or anticipated vacancy on the board has been publicly disclosed for which the recommended candidate would be a potential nominee. The Committee may also adopt policies with respect to handling candidate recommendations between vacancies on the Board and between shareholder elections of trustees.

5.1.3	Nominations of Trustees by Shareholders; Other Services. The Committee will consider candidates submitted by shareholders, or from other sources it deems appropriate, that are submitted in a timely fashion and with adequate information about the candidate such that the Committee can make an assessment. The Committee shall assess shareholder nominees in the same manner as the Committee reviews its own nominees. Any recommendation must be submitted in writing to the Committee in care of the Trust’s Secretary at ALPS Series Trust, 1290 Broadway Street, Suite 1100, Denver, Colorado 80203, and should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of such proposed nominee under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended. The Committee, in its discretion, may request additional information concerning the recommended candidate in order to evaluate the candidate’s qualifications.

5.1.4	Individual Evaluation Criteria. The Committee works with the Board on an annual basis to determine the appropriate characteristics, skills and experience for the Board as a whole and its individual members. In evaluating the suitability of individual trustee candidates, the Committee will take into account many factors, including but not limited to:

5.1.4.1	general understanding of marketing, finance and other disciplines relevant to the success of a publicly-traded company in today’s business environment;

5.1.4.2	understanding of the Trust’s business on a technical level;

5.1.4.3	educational and professional background;

5.1.4.4	integrity and commitment to devote the time and attention necessary to fulfill his or her duties to the Trust; and

5.1.4.5	diversity of race, ethnicity, gender and age.

5.1.5	Overall Evaluation Criteria. The Committee will also evaluate each individual in the context of the Board as a whole, with the objective of recommending a group that can best perpetuate the success of the business and represent shareholder interests through the exercise of sound judgment, using its diversity of experience. The Committee believes that, except during periods of temporary vacancies, a majority of its trustees must be independent. In determining the independence of a trustee, the Board will apply the definition of "independent trustee" in the Investment Company Act of 1940, as amended.

5.1.6	Additional Criteria For Current Trustees. In determining whether to recommend a trustee for re-election, the Committee will consider the trustee’s past attendance at meetings and participation in and contributions to the activities of the Board.

5.1.7	No Term Limits. The Committee does not believe it should limit the number of terms for which an individual may serve as a trustee. Trustees who have served on the Board for an extended period of time are able to provide valuable insight into the operations and future of the Trust based on their experience with and understanding of the Trust’s history, policies and objectives. The Committee believes that, as an alternative to term limits, it can ensure that the Board continues to evolve and adopt new viewpoints through the evaluation and nomination process.

5.1.8	Retirement Policy. The Trust has adopted an Independent Trustee Retirement Policy, a copy of which is attached as Exhibit A to this Charter.

5.1.9	No Specific Limitation on Service on Other Boards. The Committee does not believe that Board members should be prohibited from serving on boards and/or committees of other organizations, and has not adopted any guidelines limiting such activities. However, the Committee will take into account the nature of and time involved in a trustee’s service on other boards in evaluating the suitability of individual trustees and making its recommendations to the Board. Service on boards and/or committees of other organizations should be consistent with the Trust’s conflict of interest policies, if any

5.1.10	Use of Third Party Service Providers. The Committee shall have the sole authority to retain and terminate any search firm to be used to identify or evaluate trustee candidates and shall have sole authority to approve the search firm’s fees and other retention terms.

5.2	Committee Recommendations to the Board. The Committee will recommend nominees for appointment to each Board committee annually and as vacancies or newly created positions occur. The Committee will also recommend the chair for each Board committee.

5.3	Board Assessment. The Committee will receive comments from all trustees and report annually to the Board with an assessment of the Board’s performance, to be discussed with the full Board following the end of each fiscal year.

5.4	Related Party Transactions and Conflicts of Interest. The Committee will consider issues involving possible conflicts of interest of trustees. The Committee will have the authority to consider for approval any related party transactions and, if possible, approve such transactions before they are entered into.

5.5	Trustee Compensation. The Committee will recommend and review all matters pertaining to fees and retainers paid to trustees for Board and committee service and for serving as chair of a Board committee.

5.6	New Trustee Orientation. The Committee shall oversee the development by the Trust and legal counsel to the Independent Trustees of a program for the orientation of new Independent Trustees. This orientation is intended to familiarize new Independent Trustees with their responsibilities under applicable corporate law and the Investment Company Act of 1940, the operations of the Trust and their principal service providers, and the industry in which the Trust operates.

5.7	Additional Assignments. The Committee will perform such other functions as the Board may from time to time assign to the Committee.

6.	Miscellaneous

6.1	Access to Resources. The Committee will be given the resources and assistance necessary to discharge its responsibilities, including unrestricted access to Trust personnel and documents. The Committee will also have the authority to engage and obtain advice and assistance from internal or external legal, accounting or other advisors, as it deems necessary or appropriate. The Committee will have the sole authority to retain and terminate any search firm used to identify trustee candidates, including the sole authority to approve fees and other retention terms.

6.2	Charter Review. At least annually, the Committee will review and assess the adequacy of the Charter.

EXHIBIT A

Independent Trustee Retirement Policy

This retirement policy (the “Policy”) has been adopted by the Board of Trustees (the “Board”) of ALPS Series Trust (the “Trust”). This Policy applies to each Trustee of the Trust who is not an “interested person,” as defined in Section 2(a)(19) of the Investment Company Act of 1940, of the Trust (each, an “Independent Trustee”).

1.	Upon reaching the age of 75 (the “Triggering Age”) and upon each birth date thereafter (each, an “Applicable Date”), an Independent Trustee will be deemed to tender an offer of retirement (an “Offer”) to the Board as part of such Independent Trustee’s satisfaction of the qualifications to serve on the Board, which retirement, if accepted, shall become effective upon the September 30 immediately following the tender of the Offer (the “Effective Date”).

2.	At a meeting held not less than thirty (30) calendar days in advance of the Effective Date (the “Consideration Meeting”), the Chairperson of the Board (unless the retiring Trustee is the Chairperson, in which case the Chairperson of the Nominating and Governance Committee), in consultation with the continuing Trustees, will make a recommendation to the Board as to whether to decline the Offer.

3.	At the Consideration Meeting the Board may decline the Offer upon the vote of a majority of the continuing Trustees, excluding any Independent Trustee who has tendered or will tender an Offer in advance of the Effective Date (the “Continuing Trustees”).

4.	If the Board does not decline an Independent Trustee’s Offer at the Consideration Meeting, then the term of office of such Independent Trustee will end on the Effective Date.

5.	If the Board declines an Independent Trustee’s Offer at the Consideration Meeting, then the term of office of the Independent Trustee shall continue in accordance with the term under which such Independent Trustee was elected or appointed, provided that such Independent Trustee shall be deemed to tender an Offer pursuant to paragraph (1) upon each subsequent Applicable Date.

6.	If the Board declines the Offer and during that Independent Trustee’s continuation of service pursuant to paragraph (5) and such Independent Trustee is scheduled to stand for reelection to the Board at a meeting of the shareholders of the Trust, the Board may elect to nominate such Independent Trustee to stand for reelection, provided that such Independent Trustee, if reelected, will continue to be deemed to tender an Offer pursuant to paragraph (1) upon each subsequent Applicable Date.

7.	Each Independent Trustee shall promptly notify the Board in writing upon reaching the Triggering Age; provided, however, that the failure to provide such notice will have no effect on the operation of this Policy.

8.	With respect to each Independent Trustee who is at or above the Triggering Age on the date of adoption of this Policy, this Policy shall apply beginning with the first Applicable Date.

9.	Nothing in the foregoing shall be deemed to limit the right of a Trustee to resign his or her position or the ability of the Trustees or the shareholders to remove any Trustee, in each case in accordance with the Declaration of Trust, Bylaws of the Trust, and applicable law.

10.	This Policy may be amended, modified, revised or terminated upon approval by a majority of the Continuing Trustees.

Adopted: February 18, 2016

Amended August 24, 2017

ALPS Series Trust

PO Box 9206, Canton, MA 02021-9905

VOTE BY MAIL

1. Read the proxy statement.
2. Check the appropriate box(es) on the reverse side of the proxy card.
3. Sign, date and return the proxy card in the envelope provided.

VOTE ONLINE

1. Read the proxy statement and locate your control number below.
2. Go to www.proxyvotenow.com/alps
3. Follow the simple instructions

VOTE BY PHONE

1. Read the proxy statement and locate your control number below.
2. Call toll-free 866-214-3792
3. Follow the simple instructions.

▽ PLEASE DETACH AT PERFORATION BEFORE MAILING. ▽

ALPS Series Trust

SPECIAL MEETING OF SHAREHOLDERS ON APRIL 12, 2021

<< Fund Name Prints Here >>

The undersigned, having received Notice of the April 12, 2021 Special Meeting of Shareholders (the "Meeting") of the ALPS Series Trust (the "**Trust**," each separate series thereof, a "**Fund**"), hereby appoints Vilma DeVooght and Anne Berg as proxies, each with full power of substitution and revocation, to represent the undersigned and to vote all shares of the Fund(s) that the undersigned is entitled to vote at the Meeting to be held via audio teleconference on April 12, 2021 at 3:00 p.m., Mountain Time, and any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies with respect to such shares previously given. This instruction may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Secretary of the Trust or by voting via audio teleconference at the Meeting.

CONTROL NUMBER

AUTHORIZED SIGNATURE(S)

This section must be completed for your vote to be counted.

Signature(s) and Title(s), if applicable   Sign in the box above.

Date ______________________________

NOTE: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

ALPS_100061